IDEAS POWERING FREEDOM CORPORATE OVERVIEW Exhibit 99.1

Forward Looking Statements

Certain information contained in this report should be considered “forward-looking statements” as defined by
Section 21E of the Private Securities Litigation Reform Act of 1995. All statements in this report other than historical information may be deemed forward-looking statements. These statements present (without limitation) the expectations, beliefs, plans and objectives of management and future financial performance and assumptions underlying, or judgments concerning, the matters discussed in the statements. The words “believe,”
“estimate,” “anticipate,” “project” and “expect,” and similar expressions, are intended to identify forward-
looking statements. Forward-looking statements involve certain risks, estimates, assumptions and uncertainties, including with respect to future sales and activity levels, cash flows, contract performance, the outcome of litigation and contingencies, environmental remediation and anticipated costs of capital. A variety of factors could cause actual results or outcomes to differ materially from those expected and expressed in our forward-
looking statements. Important risk factors that could cause actual results or outcomes to differ from those expressed in the forward-looking statements are described in the section “Risk Factors” in Item 1A of our Annual
Report to the Securities Exchange Commission on Form 10-K for the fiscal year ended November 30, 2013.
Additional risk factors may be described from time to time in our future filings with the Securities and Exchange
Commission.
2014 Annual Shareholder Meeting– Rev K 13Mar2014

GenCorp At A Glance
Business Portfolio
Tactical Systems
Real Estate
Advanced Programs
Space and Launch
Systems
Missile Defense and
Strategic Systems

SSST
SM-3
Antares
Dreamchaser             X-51
2013 Revenues of $1,383.1M
Aerojet Rocketdyne – $1,377.4M
Easton – $5.7M
Key Capabilities Enabling
Space and Launch Systems
Tactical Systems
Missile Defense and Strategic
Systems
Advanced Programs
Significant Real Estate Holdings
2014 Annual Shareholder Meeting– Rev K 13Mar2014

Steadily Improving Financial Performance

Net Debt
(3)
($ in millions)
Adjusted EBITDAP
(1)
($ in millions)
Net
Sales
($ in millions)
Cash & Cash Equivalents
(2)
($ in millions)
Total Contract Backlog
($ in millions)
Funded Backlog
($ in millions)
$795.4
$857.9
$918.1
$994.9
$1,383.1
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
FY09 FY10 FY11 FY12 FY13
$96.4
$110.7
$115.4
$110.9
$155.6
$50
$70
$90
$110
$130
$150
$170
FY09 FY10 FY11 FY12 FY13
$1,191
$1,377
$1,422
$1,526
$2,523
$0
$250
$500
$750
$1,000
$1,250
$1,500
$1,750
$2,000
$2,250
$2,500
$2,750
2009 2010 2011 2012 2013
$811
$804
$902
$1,018
$1,664
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
2009 2010 2011 2012 2013
$126.3
$208.2
$188.0
$162.1
$197.6
$0
$50
$100
$150
$200
$250
2009 2010 2011 2012 2013
$312.3
$188.5
$138.4
$86.6
$501.6
$0
$100
$200
$300
$400
$500
$600
2009 2010 2011 2012 2013
(1) Non-GAAP Measure. The Company defines Adjusted EDITDAP as GAAP income before income taxes adjusted by interest expense, interest income, depreciation and amortization, retirement benefit plan costs and unusual items.
(2) Includes cash and cash equivalents, restricted cash and marketable securities.
(3) Non-GAAP Measure. Defined as debt principal less cash and marketable securities.
2014 Annual Shareholder Meeting– Rev K 13Mar2014

Balanced Capital Deployment Strategy
CAPITAL STRUCTURE
•
MERGERS & ACQUISITIONS
SHAREHOLDERS
INTERNAL INVESTMENTS
•
•
INTEGRATED
CAPITAL
DEPLOYMENT
PLAN

RETURN CASH TO
Planning (ERP)
Enterprise Resource
•
•
Surety Bonds utilized
to generate more
liquidity
Increased Research &
Development
2013 $43M
2012 $30M
2011 $27M
Rocketdyne business
acquisition completed June
2013
Share Repurchase
authorized for $75M
Flexible Capital
Structure allowing use
of value creation tools
•

Aerojet Rocketdyne Business Strategy
DELIVER
excellent performance in our core business
DRIVE
initiatives across all aspects of the operating model to
maximize our competitive posture
CREATE
value by enhancing and expanding the core
and diversifying  into broader markets

2014 Annual Shareholder Meeting– Rev K 13Mar2014

Aerojet Rocketdyne: Diversified and Balanced
Portfolio Aligned With Government Priorities
Major Customers
(1)
Lockheed
Martin
Raytheon
All Other
ULA
Portfolio Attributes:
Cost Reimbursable
End Users
(1)
MDA
Army
NASA
Air Force
All Other
Navy
Contract Type
Fixed Price
Other
(1) Based on total GenCorp revenue.
2014 Annual Shareholder Meeting– Rev K 13Mar2014
Missile defense
Access to and exploration of space
Tactical weapon systems
49%
5%
46%
21%
19%
20%
18%
15%
7%
18%
23%
32%
27%
Leading positions in core markets
Strong and growing backlog
Compelling “technology pipeline” to fuel
further expansion and growth
Exceptionally high percentage of
follow-on business
High revenue visibility

Hillsborough – 629 acres
Westborough (Phase 2) – 521 acres
Glenborough & Easton Place – 1,392 acres Entitled
Westborough (Phase 1) – 1,138 acres
The Boroughs of Easton
• 6,044 Acres
• 18,256 Housing Units
• 10.1 Million Square Feet Commercial / Retail
Other Ownership
Rio del Oro – 2,309 acres

Substantial Real Estate Holdings
GenCorp owns over 12,000 acres of land in the
Sacramento metropolitan region
6,000 acres (Easton) have been targeted for
monetization
Major development opportunity with desirable
in-fill location along a key growth corridor
Long-term regional demographics favor population and
job growth
Development Agreement for Easton Place &
Glenborough now completed with significant progress
on others
Real Estate asset provides GenCorp additional financial
flexibility

Business Overview
Regional Context
Easton Projects
Acres
Environmentally
Unrestricted
Environmentally
Restricted Total Entitled
Limited
Entitlement
Glenborough & Easton Place 1,043 349 1,392 1,392 –
Rio del Oro at Easton 1,818 491 2,309 – 2,309
Westborough 1,387 272 1,659 – –
Hillsborough 532 97 629 – 629
Office Park and Auto Mall 47 8 55 55 -
Total Easton 4,827 1,217 6,044 1,447 2,938
2014 Annual Shareholder Meeting– Rev K 13Mar2014

Easton Represents a Value Creation Opportunity

GenCorp’s  Opportunity
Attractive master planned community between
San Francisco and Lake Tahoe
Wide range of property and product types
Glenborough and Easton Place fully entitled
Long lead times for competition
Flexible options on monetization tied to market
dynamics and demand
Easton’ s Focus
Position Easton to meet evolving market
demands
Pursuing full entitlement vested by
development agreements on all projects
Establish Easton as one of the best master
planned communities in California
Setting quality and land use standards to drive
value creation
2014 Annual Shareholder Meeting– Rev K 13Mar2014

Summary
Large, diversified and well positioned program portfolio
Strong revenue and backlog visibility
Extended history of growth, increased profitability and strong cash flow generation
Substantial real estate holdings additive to financial flexibility
Demonstrated Capital Deployment Strategy

2014 Annual Shareholder Meeting– Rev K 13Mar2014